Office of the United States Trustee

In re:	DEBTOR IN POSSESSION OPERATING REPORT
The Kushner-Locke Company, et al. Debtors
	Report Number:	2	Page 1 of 2
Chapter 11	For the Period FROM:	12/1/2001
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	12/31/2001
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

1 Profit and Loss Statement (Accrual Basis Only)
A.	Related to Business Operations
	Gross Sales		$15,200

	Costs Related to Revenues (Film Cost Amortization)		15,032

	Gross Profit			168

	Less: Operating Expenses
	Officer Compensation	—

	Salaries and Wages — Other Employees	67,412

	Total Salaries and Wages		67,412

	Employee Benefits and Pensions		11,570

	Employer Payroll Taxes/Fees	5,156

	Other Taxes	—

	Total Taxes		5,156

	Rent and Lease Expense (including parking)	59,555

	Distribution/Delivery Expenses	5,944

	Interest Expense	—

	Insurance	—

	Automobile Expense/Mileage	—

	Utilities (incl. Phone, phone equipment, internet)	4,505

	Depreciation and Amortization	—

	Advertising	—

	Business Expense reimbursement	10,150

	Supplies, Office Expenses, Photocopies, etc.	1,921

	Bad Debts	—

	Miscellaneous Operating Expenses	—

	Total Operating Expenses		166,212

	Net Gain/Loss from Business Operations			(166,044)

B.	Not related to Business Operations
	Income
	Interest Income		743

	Other Non-Operating Revenues		—

	Gross Proceeds on Sale of Assets	—

	Less: Original Cost of Assets plus expenses of sale	—

	Net Gain/Loss on Sale of Assets		—

	Total Non-Operating Income			743

	Expenses Not Related to Business Operations
	Legal and Professional Service Fees (Covered by prepetition retainer)		—

	Other Non-Operating Expenses		—

	Total Non-Operating Expenses			—

NET INCOME/(LOSS) FOR PERIOD				$(165,301)

DEBTOR IN POSSESSION OPERATING REPORT NO: 2	Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

	Accounts	Accounts
	Payable	Receivable

Current Under 30 days	1,708	—
Overdue 31-60 days	—	175,300
Overdue 61-90 days	—	—
Overdue 91-120 days	—	3,750,377
Overdue Over 121 days	—	4,919,206
Due in the Future	—	4,310,063

TOTAL	1,708	13,154,946

3	Statement of Status of Payments to Secured Creditors and Lessors:

No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4	Tax Liability

No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5	Insurance Coverage

	Carrier/	Amount of	Policy	Premium Paid
	Agent Name	Coverage	Expiration Date	Through Date

Worker’s Compensation (RENEWED 1/11/02)	St. Paul	1,000,000	1/14/2003	1/14/2003
Commercial Property (including Liability & Auto)	St. Paul	2,000,000	2/14/2002	2/14/2002
Commercial Umbrella	St. Paul	10,000,000	2/14/2002	2/14/2002
Guild Travel Accident Coverage	Hartford	500,000	2/14/2002	2/14/2002
Crime/Fiduciary Liability	Federal	1,000,000	2/14/2002	2/14/2002
Foreign GL & WC	ACE American	1,000,000	2/14/2002	2/14/2002
Errors & Omissions — Productions	AIG	6,000,000	3/3/2002	3/3/2002
Errors & Omissions — Library	St. Paul	3,000,000	3/3/2002	3/3/2002
Directors and Officers	Nat'l Union	10,000,000	8/21/2002	8/21/2002
Employment Practices Liability	Nat'l Union	5,000,000	10/31/2002	10/31/2002
Life, Peter Locke: (Beneficiary: Company)	Jefferson	5,000,000	2/14/2002	2/14/2002
Life, Donald Kushner: (Beneficiary: Company)	Lincoln	5,000,000	2/14/2002	2/14/2002

6	Questions:

A.	Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

[ ] Yes Explain:

[x] No

B.	Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

[ ] Yes Explain:

[x] No

7	Statement on Unpaid Professional Fees (Postpetition Amounts Only)

No post-petition Professional Fees went unpaid during the reporting period.

8	Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

None.

9	Quarterly Fees:

	Total
	Disbursements				Quarterly Fee
Quarterly Period Ending	for Quarter	Quarterly Fee	Date Paid	Check No.	Still Owing

December 31, 2001	$168,823.50	$1,250.00	1/16/02	037081	—

I, Brett Robinson, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company, et al. Debtors		Page 1 of 2
	Statement Number:	2
Chapter 11	For the Period FROM:	12/1/2001
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	12/31/2001
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

			Kushner-Locke	Post Production
	Collateral	Concentration	Payroll	Payroll
	Account	Account	Account	Account

CASH ACTIVITY ANALYSIS (Cash Basis Only)
Balance before Statement #1	$268,333.21	$65,956.21	$1,844.78	$257.48

A. Total Receipts per all Prior Interim Statements	446,443.98	681.02	—	—

B. Less: Total Disbursements per all Prior Statements	—	2,810.76	—	—

C. Beginning Balance	$714,777.19	$63,826.47	$1,844.78	$257.48

D. Receipts during Current Period
Description
USA — Mindripper	3,333.33
USA — Mindripper	3,333.33
Insurance refund	1,960.00
Material payments	1,415.00
RCV — various titles	73,448.33
Encore — Then There Were Giants	13,333.33
Material payments	1,150.00
Material payments	1,702.00
Tax refund	103.04
Reimbursement of expenses	1,533.91
Interest	742.69
Wire transfer between accounts		100,000.00
Wire transfer between accounts		35,000.00
Cinevision — parking/insurance payments		1,754.42
COBRA payments — former employees		1,105.77
Payroll transfers			24,466.10
Payroll tax/benefits transfer			9,086.20
Payroll transfers			24,420.13
Payroll tax/benefits transfer			9,090.08
TOTAL RECEIPTS THIS PERIOD	102,054.96	137,860.19	67,062.51	—

E. Balance Available (C plus D)	$816,832.15	$201,686.66	$68,907.29	$257.48

F. Less: Disbursements during Current Period:
Date Check No. Payee/Purpose
12/4/2001 Wire transfer between accounts	100,000.00
12/4/2001 Wire transfer between accounts	35,000.00
12/4/2001 37006 New Wave/Delivery		416.50
12/6/2001 37007 Print Co./Copy deposit		500.00
12/6/2001 37009 Fortis/Dental Ins.		1,569.04
12/6/2001 37010 Blue Cross/Medical Ins.		12,523.00
12/6/2001 37011 Ampco/Parking		3,161.37
12/7/2001 37013 CFI/Delivery		1,533.91
12/10/2001 37015 Arden/Dec. Rent		56,613.10
12/11/2001 37016 Dean Cleverdon/Rights Consultant		1,765.00
12/11/2001 37017 Ayelet Agmon/Payroll Acct.		600.00
12/12/2001 37018 Laser Medic/Fix printer		95.00
12/13/2001 37019 Brett Robinson/expense reim.		10.91
12/13/2001 37020 New Wave/Delivery		2,335.50
12/13/2001 37021 Zerolag/Internet		100.00
12/13/2001 37022 New Wave/Delivery		121.60
12/14/2001 37023 Peter Locke/expense reim.		907.45
12/17/2001 37024 Neopost/postage lease		280.66
12/17/2001 37025 NTFC/Phone Equipment		2,894.05
12/17/2001 37026 Alberstone Enterprises		43.20
12/17/2001 37027 Scottel/telephone		200.00
12/17/2001 37028 File Keepers/Storage		45.00
12/17/2001 37029 Foodcraft/supplies		162.67

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 2	Page 2 of 2

			Kushner-Locke	Post Production
	Collateral	Concentration	Payroll	Payroll
	Account	Account	Account	Account

F. Less: Disbursements during Current Period (continued):
12/17/2001 37030 Adelphia		111.05
12/17/2001 37031 DHL		13.22
12/17/2001 37032 Financial Decisions/benefits admin		119.00
12/17/2001 37033 Casablanca Continuity/delivery		1,500.00
12/17/2001 37034 Still Photo Lab/delivery		108.50
12/18/2001 37035 Petty Cash/general expense		236.80
12/18/2001 37036 Zerolag/internet		1,200.00
12/18/2001 37037 Foodcraft/supplies		153.04
12/18/2001 37038 Federal Express		247.36
12/18/2001 37039 All Nations Forwarding/shipping		272.00
12/21/2001 37040 Donald Kushner/expense reim.		8,994.35
12/21/2001 37042 Ayelet Agmon/Payroll Acct.		862.50
12/21/2001 37044 Still Photo Lab/delivery		36.00
12/21/2001 37045 Dean Cleverdon/rights consultant		1,760.00
12/12/2001 Payroll transfers		24,466.10
12/12/2001 Payroll tax/fees/benefits transfer		9,086.20
12/26/2001 Payroll transfers		24,420.13
12/26/2001 Payroll tax/fees/benefits transfer		9,090.08
12/12/2001 Payroll taxes			7,786.06
12/12/2001 Payroll — to various employees			24,466.10
12/12/2001 401K wire to Eagle Trust			62.27
12/12/2001 Section 125 wire to Financial Decisions			1,113.55
12/12/2001 ADP Fees			141.48	75.76
12/26/2001 Payroll taxes			7,789.94
12/26/2001 Payroll — to various employees			24,420.13
12/26/2001 401K wire to Eagle Trust			62.27
12/26/2001 Section 125 wire to Financial Decisions			1,113.55
12/26/2001 ADP Fees			300.61
TOTAL DISBURSEMENTS THIS PERIOD:	135,000.00	168,554.29	67,255.96	75.76

G. Ending Balance (E less F)	$681,832.15	$33,132.37	$1,651.33	$181.72

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556

	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

	(3)	Kushner-Locke Payroll Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1890694506

	(4)	Post Production Payroll Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1890694639

I:  Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3549485	1,233,426.84 Pounds Sterling	Time Deposit
Bank of Scotland — Basil	3626816	192,009.08 Pounds Sterling	Time Deposit
Allied Pinocchio	10747301	4,423.11 Pounds Sterling
KLI-UK	10008956	No recent statements — Less than 1,000 Pounds

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
KL MDP Sensation	60-066-930	$17,724.61
KL\7 Venture	1890-69-6360	8,201.34
Denial Venture	1890-69-6501	41,503.02
Cracker LLC	1891-04-1665	1,000.00

I, Brett Robinson, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ BRETT ROBINSON Debtor in Possession